UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2014

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

On January 7, 2014, MRV Communications, Inc. (the “Company”), issued a press release (the “Press Release”) announcing that David Stehlin, the Company’s Chief Executive Officer, will be presenting a company overview to participants at the 16th Annual Needham & Company Growth Conference (the “Conference”) on January 14, 2014. The Conference will take place from January 14, 2014 to January 16, 2014 at the New York Palace Hotel in New York City. The Press Release and presentation materials are available at the Company’s website www.mrv.com. Further details are contained in the Press Release and the presentation materials, which are attached hereto as Exhibit’s 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K and Exhibit’s 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d) The following items are furnished as exhibits to this report:

99.1        Press Release dated January 7, 2014.

99.2        Presentation materials for the 16th Annual Needham & Company Growth Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 14, 2014

MRV COMMUNICATIONS, INC.

	By:	/s/ Stephen A. Garcia
Stephen A. Garcia
Chief Financial Officer